0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 BURKE & HERBERT FINANCIAL SERVICES CORP. Proxy for Special Meeting of Shareholders on December 6, 2023 For holders of record as of October 12, 2023 PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF BURKE & HERBERT FINANCIAL SERVICES CORP. The undersigned hereby appoints David P. Boyle and Roy E. Halyama, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the special meeting of the shareholders of Burke & Herbert Financial Services Corp. to be held via the internet on December 6, 2023 at 8:00 a.m. EST, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of special meeting and proxy statement, receipt of which is hereby acknowledged, as follows: (Continued and to be signed on the reverse side.) 1.1 Exhibit 99.1

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 SPECIAL MEETING OF SHAREHOLDERS OF BURKE & HERBERT FINANCIAL SERVICES CORP. December 6, 2023 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x ------------------ ---------------- 00030003000000000000 8 120623 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - {Insert web address where material will be hosted} INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the internet. To attend the meeting via the internet, please visit https://web.lumiagm.com/261284453 (password: burke2023) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. 1. To approve the Agreement and Plan of Reorganization and accompanying Plan of Merger, dated as of August 24, 2023, by and between Burke & Herbert Financial Services Corp. and Summit Financial Group, Inc., and the other transactions contemplated by the merger agreement, with Burke & Herbert surviving, pursuant to which Summit will merge with and into Burke & Herbert as more fully described in the accompanying joint proxy statement/prospectus. 2. To adjourn the Burke & Herbert special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Burke & Herbert merger proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of Burke & Herbert common stock. Note: Consummation of the merger and other transactions contemplated by the merger agreement is not conditioned on Proposal 2. IF THIS PROXY IS PROPERLY SIGNED AND IS NOT REVOKED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL PROPOSALS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN